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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________
                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 7, 1998



                        GORGES/QUIK-TO-FIX FOODS, INC.
            (Exact name of registrant as specified in its charter)



       DELAWARE                              333-20155                            58-2263508
(State or other jurisdiction           (Commission File Number)          (IRS Employer Identification No.)
     of incorporation)



                               9441 LBJ FREEWAY
                                   SUITE 214
                             DALLAS, TEXAS  75243
                   (Address of Principal Executive Offices)

                                 972-690-7675
             (Registrant's telephone number, including area code)



                                  Page 1 of 6
                          Index to Exhibits on Page 4

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Item 5.  OTHER EVENTS.

   On October 7, 1998, Gorges/Quik-to-Fix Foods, Inc. (the "Company") issued a press release announcing its intent to offer for sale one of its manufacturing facilities in connection with its decision to exit the ground beef business. The press release issued in connection therewith is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)  Exhibits
        --------

        Exhibit No.  Description
        ----------   -----------

        99.1         Press Release of the Company dated October 7, 1998

                                       2
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                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GORGES/QUIK-TO-FIX FOODS, INC.
                                         (Registrant)



Date: October 21, 1998          By    /s/ A. Scott Letier
                                      ---------------------
                                      A. Scott Letier
                                      Chief Financial Officer

                                       3
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------

99.1      Press Release of the Company dated October 7, 1998